EXHIBIT 10.30

                                 (SEAL)
                                            UNITED STATES DEPARTMENT OF COMMERCE
                                            PATENT AND TRADEMARK OFFICE
FILING RECEIPT                              ASSISTANT SECRETARY AND COMMISSIONER
CORRECTED                                   OF PATENTS AND TRADEMARKS
                                            WASHINGTON, D.C. 20231

APPLICATION NUMBER   FILING DATE  GRP ART UNIT    FIL FEE REC'D   ATTORNEY DOCKET NO.  DRWGS  TOT CL  IND CL
                                      1313           $385.00        MANSPA396            5      19       3

ROBERT M DOWNEY
701 BRICKELL AVENUE SUITE 1480
MIAMI FL 33131

Receipt is acknowledged of this nonprovisional Patent Application. It will be considered in its order and you will be notified as to the results of the examination. Be sure to provide the U.S. APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about this application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the data presented on this receipt. If an error is noted on this Filing Receipt, please write to the Application Processing Division's Customer Correction Branch within 10 days of receipt. Please provide a copy of the Filing Receipt with the changes noted thereon.

APPLICANT(S)       PIERRE G. MANSUR, MIAMI, FL.

CONTINUING DATA AS CLAIMED BY APPLICANT--
             THIS APPLN IS A CON OF
                  WHICH IS A CIP OF


FOREIGN FILING LICENSE GRANTED 02/26/97     * SMALL ENTITY *
TITLE
PROCESS FOR INTEGRATED RECYCLING OF CLEANING SOLUTION IN INDUSTRIAL WASHING EQUIPMENT

PRELIMINARY CLASS: 134

                                 (SEE REVERSE)